Exhibit 10.1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
1	112	Royal Oaks Healthcare & Rehab Ctr.	$2,051,931.00	2.0828679%
2	113	Southwood Health & Rehab Center	1,012,293.00	1.0275553%
3	114	Arden Rehab & Healthcare Center	883,695.00	0.8970184%
4	127	Northwest Continuum Care Center	453,487.00	0.4603242%
5	132	Madison Healthcare & Rehab Center	718,295.00	0.7291247%
6	137	Sunnybrook Alzheimer’s & HC Spec.	845,188.00	0.8579309%
7	138	Blue Ridge Rehab. & Healthcare Ctr.	555,569.00	0.5639453%
8	140	Wasatch Care Center	463,235.00	0.4702192%
9	150	Nob Hill Healthcare Center	2,735,082.00	2.7763187%
10	165	Rainier Vista Care Center	1,535,019.00	1.5581624%
11	167	Canyonwood Nursing & Rehab. Ctr.	1,125,935.00	1.1429107%
12	180	Vancouver Healthcare & Rehab. Ctr.	636,043.00	0.6456326%
13	185	Heritage Health & Rehab Center	211,389.00	0.2145761%
14	188	Cypress Pointe Rehab & HC Center	916,235.00	0.9300490%
15	190	Winston-Salem Rehab & HC Center	959,836.00	0.9743074%
16	191	Silas Creek Manor	543,250.00	0.5514406%
17	198	Harrington House Nursing & Rehab Center	1,391,837.00	1.4128217%
18	218	Cascade Rehab & Care Center	669,577.00	0.6796722%
19	221	Lewiston Rehabilitation & Care Ctr.	584,261.00	0.5930699%
20	247	St. George Care and Rehab. Center	1,058,723.00	1.0746853%
21	280	Winchester Centre for Health/Rehab.	1,047,066.00	1.0628526%
22	286	Columbia Healthcare Facility	800,517.00	0.8125864%
23	327	Laurel Ridge Rehab & Nursing Center	506,259.00	0.5138919%
24	335	Lawton Healthcare Center	1,330,844.00	1.3509091%
25	406	Muncie Health Care & Rehab.	860,269.00	0.8732392%
26	409	Mountain Valley Care & Rehab	371,161.00	0.3767570%
27	416	Park Place Health Care Center	1,209,447.00	1.2276818%
28	433	Parkview Acres Care & Rehab Center	566,248.00	0.5747853%
29	436	Valley Healthcare & Rehab Center	638,869.00	0.6485012%
30	441	Mountain Towers Healthcare & Rehab	719,720.00	0.7305712%
31	452	Sunnyside Care Center	472,477.00	0.4796005%
32	462	Queen Anne Healthcare	1,258,464.00	1.2774378%
33	482	Wind River Healthcare & Rehab Ctr.	712,104.00	0.7228404%
34	483	Sage View Care Center	577,621.00	0.5863298%
35	501	Blue Hills Alzheimer’s Care Center	1,176,586.00	1.1943254%
36	507	Country Manor Rehab & Nursing Center	1,487,494.00	1.5099209%

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
37	516	Hammersmith House Nursing Care Center	736,524.00	0.7476285%
38	518	Timberlyn Heights Nursing & Alzheimer’s Center	610,298.00	0.6194994%
39	525	La Veta Healthcare Center	758,618.00	0.7700557%
40	529	Bolton Manor Nursing Home	1,124,679.00	1.1416358%
41	537	Quincy Rehab. & Nursing Center	702,357.00	0.7129464%
42	550	Norway Rehab & Living Center	324,261.00	0.3291499%
43	552	Shore Village Rehab & Nursing Center	341,002.00	0.3461433%
44	555	Brentwood Manor Rehab & Nursing Center	384,702.00	0.3905021%
45	558	Fieldcrest Manor Nursing Home	157,460.00	0.1598340%
46	560	Franklin Woods Health Care Center	447,110.00	0.4538511%
47	562	Andrew House Healthcare	695,232.00	0.7057140%
48	567	Nutmeg Pavilion Healthcare	615,643.00	0.6249250%
49	572	Winchester Place Nsg. & Rehab. Ctr.	830,493.00	0.8430143%
50	573	Eagle Pond Rehab. & Living Center	1,428,615.00	1.4501542%
51	577	Minerva Park Nursing & Rehab Center	471,273.00	0.4783784%
52	581	Blueberry Hill Healthcare	1,270,759.00	1.2899182%
53	582	Colony House Nursing & Rehab Center	1,264,327.00	1.2833892%
54	588	Walden Rehab. & Nursing Center	1,069,983.00	1.0861151%
55	591	Dover Rehab. & Living Center	1,342,114.00	1.3623490%
56	593	Hanover Terrace Healthcare	1,071,501.00	1.0876560%
57	635	Coshocton Health & Rehab. Center	527,551.00	0.5355049%
58	640	Las Vegas Healthcare & Rehab Center	1,056,891.00	1.0728257%
59	655	Federal Heights Rehab. & Nsg. Ctr.	773,494.00	0.7851559%
60	660	Savannah Specialty Care Center	571,011.00	0.5796201%
61	704	Guardian Care of Roanoke Rapids	981,465.00	0.9962625%
62	707	Rehab. & Nursing Center of Monroe	872,758.00	0.8859165%
63	724	Rehab. & Health Center of Gastonia	957,139.00	0.9715698%
64	738	Bay View Nursing & Rehab Center	1,321,588.00	1.3415135%
65	742	Sonoran Rehab & Care Center	553,512.00	0.5618573%
66	745	Aurora Care Center	568,434.00	0.5770043%
67	767	Colony Oaks Care Center	571,974.00	0.5805976%
68	769	North Ridge Med. & Rehab Center	819,241.00	0.8315927%
69	775	Sheridan Medical Complex	419,931.00	0.4262623%
70	776	Woodstock Health & Rehab. Center	652,529.00	0.6623672%
71	779	Westview Nursing & Rehab Center	398,439.00	0.4044463%
72	784	Northfield Center for Health & Rehab	654,243.00	0.6641070%
73	806	Chapel Hill Rehab & Healthcare Center	808,016.00	0.8201984%
74	825	Nansemond Pointe Rehab. & HC Ctr.	1,554,340.00	1.5777747%
75	829	River Pointe Rehab. & Healthc. Ctr.	686,766.00	0.6971203%

	Facility ID	Facility Name	Base Rent Commencing July 19, 2006	Percentage of Master Lease Commencing July 19, 2006
76	868	Lebanon County Manor	501,011.00	0.5085647%
77	884	Masters Health Care Center	1,017,460.00	1.0328002%
78	4602	Kindred Hospital So. Florida Coral Gables Campus	1,758,403.00	1.7849144%
79	4618	Kindred Hospital Oklahoma City	1,007,487.00	1.0226768%
80	4619	Kindred Hospital Pittsburgh	1,264,586.00	1.2836521%
81	4628	Kindred Hospital Chattanooga	1,132,144.00	1.1492133%
82	4633	Kindred Hospital Louisville	3,634,409.00	3.6892049%
83	4637	Kindred Hospital Chicago North Campus	3,664,039.00	3.7192816%
84	4638	Kindred Hospital Indianapolis	1,580,093.00	1.6039160%
85	4652	Kindred Hospital North Florida	3,727,204.00	3.7833989%
86	4656	Kindred Hospital Phoenix	1,456,779.00	1.4787428%
87	4680	Kindred Hospital St. Louis	1,620,998.00	1.6454377%
88	4690	Kindred Hospital Chicago Northlake Campus	2,345,796.00	2.3811635%
89	4822	Kindred Hospital San Francisco Bay Area	2,809,511.00	2.8518699%
90	4842	Kindred Hospital Westminster	6,315,948.00	6.4111734%
91	4848	Kindred Hospital San Diego	1,196,530.00	1.2145700%

		Total Master Lease # 1	$98,514,697.00	100.00000%